EXHIBIT 32.1
CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND
CHIEF EXECUTIVE OFFICER, AND BRIAN T. GLADDEN, SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Dell Inc. hereby certify that (a) Dell’s Quarterly Report on Form 10-Q for the quarter ended May 2, 2008, as filed with the Securities and Exchange Commission, and as amended by the Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission on the date hereof (“the Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dell.

/s/ MICHAEL S. DELL
Date: June 27, 2008
Michael S. Dell
Chairman and Chief Executive Officer Dell Inc.

/s/ BRIAN T. GLADDEN
Date: June 27, 2008
Brian T. Gladden
Senior Vice President and Chief Financial Officer Dell Inc.